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                                                               December 24, l997


Frisby Technologies, Inc.
417 South Main Street
Freeport, NY  11520



Re:  $500,000 line of credit


Gentlemen:

         European American Bank ("EAB") is pleased to advise you it holds available for Frisby Technologies, Inc. (the "Borrower"), a corporation organized and in good standing under the laws of the State of New York, a line of credit (the "Line") in the amount of $500,000, subject to the following terms and conditions:

         1.       Description of the Line:

                  Loans provided under the Line shall be evidenced by EAB's standard Master Note (the "Note") in the amount of the Line, which Note shall bear interest at a rate equal to 1/2% in excess of EAB's Prime Rate (the rate of interest stated by EAB to be its Prime Rate in effect from time to time and adjusted when said Prime Rate changes) computed on the basis of actual days elapsed in a 360 day year.

                  Interest on the unpaid principal balance of the Note from time to time outstanding shall be payable monthly in arrears commencing on the first day of the month following the date of the first advance under the Note. Any advance under the Line made by EAB in its discretion shall be in an amount not less than $10,000 and the Borrower may prepay, in part or in full, at any time, any loans outstanding under the Line in increments of not less than $10,000 without premium or penalty.

                  The Borrower acknowledges and agrees that the Line is uncommitted and requests for advances or extensions of credit thereunder shall be approved in the discretion of EAB, which may refuse to make an extension of credit under the Line at any time without prior notice to the Borrower, and that the performance or compliance by the Borrower of the agreements contained in this letter, or in any other document or agreement evidencing or securing such advances or extensions of credit, shall not obligate EAB to make an advance or provide an extension of credit thereunder.

                  Subject to the terms and conditions hereof, the Line shall be available until June 30, 1998.



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         2.       Guarantors:

                  Repayment of all loans, extensions of credit and financial accommodations provided under the Line together with interest and costs thereon shall be guaranteed, jointly and severally, by Gregory Frisby and Jeffry Frisby (the "Individual Guarantors" ) and Frisby Aerospace, Inc. (the "Corporate Guarantor") pursuant to EAB's standard Guarantee of All Liability.

         3. Purpose of the Line:

                  The purpose of the Line shall be to support the Borrower's short-term working capital needs.

         4. Security for the Line:

                  The Line shall be secured by a first priority security interest in all assets and personal property of the Borrower pursuant to EAB's standard General Security Agreement and duly filed UCC-1 Financing Statements.

         5.       Financial Reporting:

                  The Borrower shall provide to EAB:

                           (i) As soon as available, but in any event within one
hundred twenty (120) days after the last day of its 1997 fiscal year, a balance sheet of the Borrower, as of such last day of the fiscal year, and statements of income and retained earnings and cash flows for such fiscal year prepared in accordance with generally accepted accounting principles consistently applied, in reasonable detail, such statements to be audited by a firm of independent certified public accountants satisfactory to EAB.

                           (ii) As soon as available, but in any event within
one hundred twenty (120) days after the last day of its 1997 fiscal year, a consolidated balance sheet of Frisby Industries Inc. ("Industries") and its subsidiaries, as of such last day of the fiscal year, and consolidated statements of income and retained earnings and cash flows for such fiscal year prepared in accordance with generally accepted accounting principles consistently applied, in reasonable detail, such statements to be audited by a firm of independent certified public accountants satisfactory to EAB.

                           (iii) As soon as available, but in any event within
thirty (30) days after the end of each fiscal quarter, a balance sheet of the Borrower and statements of income and retained earnings and cash flows of the Borrower for such quarter, and the portion of the fiscal year through such date, such statements to be prepared in accordance with generally accepted accounting principles consistently applied, in reasonable detail, by the Borrower.



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                           (iv) As soon as available, but in any event within
sixty (60) days after the end of each fiscal quarter, a consolidated balance sheet of Industries and its subsidiaries and consolidated statements of income and retained earnings and cash flows for such quarter, and the portion of the fiscal year through such date all in reasonable detail, such statements to be internally prepared in accordance with generally accepted accounting principles consistently applied.

                           Each of the financial statements specified in
Sections (i), (ii), (iii) and (iv) above shall be accompanied by a certificate signed by the president or chief financial officer of the Borrower and Industries, as the case may be, to the effect that such statements fairly present the financial condition of the Borrower, Industries and its subsidiaries as of the balance sheet date and results of the operations of the Borrower, Industries and its subsidiaries for the period(s) then ended in accordance with generally accepted accounting principles consistently applied.

                           (v) As soon as available, but in any event within
fifteen (15) days after the end of each calendar month, a schedule of accounts receivable of the Corporate Guarantor, aged to show the number of days each such account has been outstanding from its invoice date, in form satisfactory to EAB and accompanied by a statement signed by the Corporate Guarantor's president or chief financial officer to the effect that such statement is true, correct and complete.

                           (vi) As soon as available, but in any event within
fifteen (15) days after the end of each calendar month, a Borrowing Base Certificate of the Corporate Guarantor, in form and substance satisfactory to EAB.

                           (vii) Within one hundred twenty (120) days after the
last day of the 1997 calendar year, the personal financial statement of each Individual Guarantor, on EAB's standard form.

                           (viii) As soon as available, but in any event within
fifteen (15) days after the end of each calendar month, a statement, in such form and in such detail as EAB may reasonably require, setting forth a description of the Corporate Guarantor's inventory and its valuation as of the end of such month, accompanied by a certificate signed by the Corporate Guarantor's president or chief financial officer to the effect that such statement is true and correct and for all statements after the first such statement has been prepared in accordance with the Corporate Guarantor's prior methods and procedure.



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                           (ix) Such other financial or additional information
as EAB may from time to time request.

         6.       Special Requirements:

                  a. The Borrower shall maintain as of June 30, 1998 a positive net worth, as determined in accordance with generally accepted accounting principles.
                  b. The Borrower shall maintain hazard insurance on its inventory with a financially sound and reputable insurance company in such amounts as are necessary to cover not less than the replacement cost of such inventory and covering such risks as are usually carried by companies engaged in the same or similar business which insurance policy shall be endorsed to name EAB lender loss payee.

         7.       No Prior Agreements:

                  This letter replaces and supersedes that certain letter agreement between the Borrower and EAB dated April 29, 1997.

         8.       Acceptance:

                  If the foregoing is acceptable, please so indicate by signing and returning this letter before January 15, 1998, the date this letter will otherwise expire, unless extended in writing by EAB.

                                        Very truly yours,

                                        EUROPEAN AMERICAN BANK


                                        By: \s\ Douglas Schumacher
                                           -----------------------------------
                                           Douglas Schumacher
                                           Vice President

Agreed and Accepted this
      day of January, 1998
-----


FRISBY TECHNOLOGIES, INC.


By: \s\ Greg Frisby
   ---------------------------------------
   Name:  Greg Frisby
   Title:  CEO


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